UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 28, 2025
SoFi Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)

234 1st Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)
(855) 456-7634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SOFI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On May 28, 2025, SoFi Technologies, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 15, 2025.
1.To elect ten nominees currently serving as members of the Company’s Board of Directors (“Board”) to serve on the Board for a one-year term expiring at the 2026 annual meeting of stockholders.
2.To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
3.To ratify the selection of Deloitte & Touche LLP by the Audit Committee of the Board as the independent registered public accounting firm of the Company for its year ending December 31, 2025.
Holders of shares of common stock, par value $0.0001 per share, as of the close of business on March 31, 2025 were each entitled to one vote per share and voted together as a single class on each of the proposals. The number of votes cast with respect to each matter voted upon are set forth below.
1.Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Anthony Noto	326,915,647	4,962,083	356,268,175
Tom Hutton	255,971,951	75,905,779	356,268,175
Steven Freiberg	324,138,878	7,738,852	356,268,175
Ruzwana Bashir	323,497,406	8,380,324	356,268,175
William Borden	326,963,483	4,914,247	356,268,175
Dana Green	327,046,459	4,831,271	356,268,175
John Hele	326,760,505	5,117,225	356,268,175
Clara Liang	326,039,756	5,837,974	356,268,175
Gary Meltzer	327,607,353	4,270,377	356,268,175
Magdalena Yeşil	326,743,141	5,134,589	356,268,175
Based on the votes set forth above, each director nominee was duly elected to serve until the Company’s annual meeting of stockholders in 2026 and until the election and qualification of his or her successor, or until his or her earlier death, resignation, or removal.
2. Non-Binding Advisory Vote on Executive Compensation

For	Against	Abstain
252,814,565	76,417,425	2,645,740
Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, the Company’s executive compensation.
3. Ratification of the Appointment of Deloitte & Touche LLP

For	Against	Abstain
676,972,884	6,599,459	4,573,562
Based on the votes set forth above, the stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.
No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoFi Technologies, Inc.

Date: May 30, 2025	By:	/s/ Christopher Lapointe
	Name:	Christopher Lapointe
	Title:	Chief Financial Officer